UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2004

                                  Airtrax, Inc.
             (Exact name of registrant as specified in its charter)



       New Jersey                      0-25791                   22-3506376
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                870B Central Avenue, Hammonton, New Jersey 08037
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (609)-567-7800

                                   Copies to:
                            Richard A. Friedman, Esq.
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Pursuant to a meeting of our board of directors which was held on November 30, 2004, Fil Filipov was appointed to the board of directors effective as of December 7, 2004. Fil Filipov is an international executive with more than 35 years of international management expertise. Mr. Filipov specializes in turnaround situations and has successfully executed turnaround strategies in France, the United Kingdom, Germany, Italy, and the United States. From January 2004 to the present, Mr. Filipov has served as the Chairman of the Supervisory Board of Terex Tatra, a Czech company producing off-highway trucks. From 1995 to 2003 Mr. Filipov was President and Chief Executive Officer of Terex Cranes Worldwide ("Terex"), a $1 billion business unit of Terex Corp. During his tenure at Terex, he was responsible for directing its strategic acquisitions.

On December 10, 2004, we issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit
Number                                Description
--------------------------------------------------------------------------------

99.1 Press Release of Airtrax, Inc., dated December 10, 2004, announcing the appointment of Fil Filipov as a director of Airtrax, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Airtrax, Inc.


Date: December 10, 2004                             /s/ Peter Amico
                                                    ---------------
                                                    Peter Amico
                                                    Chief Executive Officer